Exhibit 99.2

Financial Supplement
Third Quarter 2014
(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 300-6106
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2014

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated
SEGMENT RESTRUCTURING
The Company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

PRIOR PERIOD RECLASSIFICATIONS
The Company has reclassified the presentation of certain prior-period information to conform to the current presentation.

Reinsurance Group of America, Incorporated Financial Highlights (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013		2014	2013	Change
Net premiums	$2,168,285	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$142,105	$6,452,082	$6,041,029	$411,053
Net income	157,996	198,296	136,664	144,959	137,955	20,041	492,956	273,878	219,078
Operating income	159,823	155,131	114,807	154,509	152,887	6,936	429,761	203,937	225,824
Operating return on equity (ex AOCI) -
annualized	12.5%	12.4%	9.3%	12.7%	12.9%	(0.4)%
trailing 12 months	11.7%	11.8%	7.2%	7.4%	8.1%	3.6%
Total assets	42,910,363	43,171,051	40,541,581	39,674,473	39,526,555	3,383,808
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,387.2	$1,393.1	$1,393.2	$1,397.0	$1,400.4	$(13.2)
U.S. and Latin America Non-Traditional	2.2	2.2	2.2	2.2	2.2	—
Canada	383.9	395.8	376.7	386.4	391.1	(7.2)
Europe, Middle East and Africa	573.0	626.1	587.6	556.7	555.1	17.9
Asia Pacific	577.2	617.2	595.6	547.6	555.0	22.2
Total Life Reinsurance in Force	$2,923.5	$3,034.4	$2,955.3	$2,889.9	$2,903.8	$19.7
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$16.6	$21.8	$20.4	$21.1	$22.3	$(5.7)	$58.8	$74.5	$(15.7)
U.S. and Latin America Non-Traditional	—	—	—	—	—	—	—	—	—
Canada	11.6	10.4	12.4	10.4	11.6	—	34.4	35.6	(1.2)
Europe, Middle East and Africa	22.5	67.7	46.5	24.6	21.4	1.1	136.7	81.6	55.1
Asia Pacific	21.1	18.5	19.6	22.8	36.3	(15.2)	59.2	99.8	(40.6)
Total New Business Production	$71.8	$118.4	$98.9	$78.9	$91.6	$(19.8)	$289.1	$291.5	$(2.4)
Per Share and Shares Data
Basic earnings per share
Net income	$2.30	$2.87	$1.94	$2.05	$1.95	$0.35	$7.10	$3.79	$3.31
Operating income	$2.33	$2.25	$1.63	$2.19	$2.16	$0.17	$6.19	$2.82	$3.37
Diluted earnings per share
Net income	$2.28	$2.84	$1.92	$2.03	$1.93	$0.35	$7.03	$3.76	$3.27
Operating income	$2.31	$2.23	$1.61	$2.17	$2.14	$0.17	$6.13	$2.80	$3.33

Wgt. average common shares outstanding
(basic)	68,642	69,076	70,574	70,650	70,865	(2,223)	69,426	72,342	(2,916)
(diluted)	69,335	69,718	71,264	71,332	71,391	(2,056)	70,101	72,840	(2,739)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	10,472	10,328	9,624	8,370	8,595	1,877	10,472	8,595	1,877
Common shares outstanding	68,666	68,810	69,514	70,768	70,543	(1,877)	68,666	70,543	(1,877)

Book value per share	$97.28	$97.21	$89.92	$83.87	$83.58
Per share effect of accumulated other
comprehensive income (AOCI)	$21.84	$23.67	$18.41	$14.21	$15.60
Book value per share, excluding AOCI	$75.44	$73.54	$71.51	$69.66	$67.98

Shareholder dividends paid	$22,632.1	$20,711.1	$21,243.6	$21,177.3	$21,296.2	$1,335.9	$64,586.8	$56,464.8	$8,122.0
(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013	Quarter	2014	2013	Change
Revenues:
Net premiums	$2,168,285	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$142,105	$6,452,082	$6,041,029	$411,053
Investment income, net of related expenses	447,106	410,607	404,375	461,134	369,366	77,740	1,262,088	1,238,731	23,357
Investment related gains (losses), net
OTTI on fixed maturity securities	(246)	(870)	(303)	(2,258)	(391)	145	(1,419)	(10,396)	8,977
OTTI on fixed maturity securities transferred
to/from AOCI	—	—	—	—	59	(59)	—	(247)	247
Other investment related gains (losses), net	22,564	119,397	84,874	99	(76,133)	98,697	226,835	76,792	150,043
Total investment related gains (losses), net	22,318	118,527	84,571	(2,159)	(76,465)	98,783	225,416	66,149	159,267
Other revenue	78,879	120,726	67,590	64,821	70,734	8,145	267,195	235,650	31,545
Total revenues	2,716,588	2,833,020	2,657,173	2,736,794	2,389,815	326,773	8,206,781	7,581,559	625,222
Benefits and expenses:
Claims and other policy benefits	1,855,037	1,841,885	1,843,677	1,869,949	1,714,899	140,138	5,540,599	5,434,383	106,216
Interest credited	120,952	115,962	110,594	172,747	59,939	61,013	347,508	303,767	43,741
Policy acquisition costs and other insurance expenses	336,411	409,374	354,873	304,837	268,081	68,330	1,100,658	995,943	104,715
Other operating expenses	133,737	127,462	110,936	122,136	111,672	22,065	372,135	344,581	27,554
Interest expense	36,065	35,211	35,084	35,072	30,831	5,234	106,360	89,235	17,125
Collateral finance facility expense	2,571	2,591	2,569	2,563	2,698	(127)	7,731	7,886	(155)
Total benefits and expenses	2,484,773	2,532,485	2,457,733	2,507,304	2,188,120	296,653	7,474,991	7,175,795	299,196
Income before income taxes	231,815	300,535	199,440	229,490	201,695	30,120	731,790	405,764	326,026
Income tax expense	73,819	102,239	62,776	84,531	63,740	10,079	238,834	131,886	106,948
Net income	$157,996	$198,296	$136,664	$144,959	$137,955	$20,041	$492,956	$273,878	$219,078
Pre-tax Operating Income Reconciliation:
Income before income taxes	231,815	300,535	199,440	229,490	201,695	30,120	731,790	405,764	326,026
Investment and derivative losses (gains)—
non-operating (1)	(8,413)	(38,136)	(26,306)	45,090	30,513	(38,926)	(72,855)	116,412	(189,267)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(56,812)	(78,835)	(77,241)	337	67,460	(124,272)	(212,888)	(70,514)	(142,374)
GMXB embedded derivatives (1)	47,479	5,183	23,661	(35,098)	(19,829)	67,308	76,323	(106,952)	183,275
Funds withheld losses (gains)—investment income	(5,501)	(5,954)	(389)	(2,540)	3,465	(8,966)	(11,844)	(10,299)	(1,545)
EIA embedded derivatives—interest credited	(415)	6,916	(6,560)	2,795	(30,292)	29,877	(59)	(81,764)	81,705
DAC offset, net	26,521	47,543	53,068	4,334	(27,330)	53,851	127,132	94,074	33,058
Non-investment derivatives	28	—	—	—	—	28	28	—	28
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	(46,506)	46,506
Operating Income Before Income Taxes	$234,702	$237,252	$165,673	$244,408	$225,682	$9,020	$637,627	$300,215	$337,412
After-tax Operating Income Reconciliation:
Net Income	157,996	198,296	136,664	144,959	137,955	20,041	492,956	273,878	219,078
Investment and derivative losses (gains)—
non-operating (1)	(5,517)	(26,820)	(17,007)	29,161	19,174	(24,691)	(49,344)	74,334	(123,678)
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	(36,928)	(51,242)	(50,207)	219	43,849	(80,777)	(138,377)	(45,834)	(92,543)
GMXB embedded derivatives (1)	30,861	3,369	15,380	(22,814)	(12,889)	43,750	49,610	(69,519)	119,129
Funds withheld losses (gains)—investment income	(3,576)	(3,870)	(253)	(1,651)	2,252	(5,828)	(7,699)	(6,694)	(1,005)
EIA embedded derivatives—interest credited	(269)	4,495	(4,264)	1,817	(19,690)	19,421	(38)	(53,147)	53,109
DAC offset, net	17,238	30,903	34,494	2,818	(17,764)	35,002	82,635	61,148	21,487
Non-investment derivatives	18	—	—	—	—	18	18	—	18
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	(30,229)	30,229
Operating Income	$159,823	$155,131	$114,807	$154,509	$152,887	$6,936	$429,761	$203,937	$225,824

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands, except per share data)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$2,168,285	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$142,105	$6,452,082	$6,041,029	$411,053
Investment income, net of related expenses	441,605	404,653	403,986	458,594	372,831	68,774	1,250,244	1,228,432	21,812
Investment related gains, net	4,572	6,739	4,685	8,170	1,679	2,893	15,996	5,095	10,901
Other revenue	78,907	120,726	67,590	64,821	70,734	8,173	267,223	189,144	78,079
Total revenues	2,693,369	2,715,278	2,576,898	2,744,583	2,471,424	221,945	7,985,545	7,463,700	521,845

Benefits and expenses:
Claims and other policy benefits	1,855,037	1,841,885	1,843,677	1,869,949	1,714,899	140,138	5,540,599	5,434,383	106,216
Interest credited	121,367	109,046	117,154	169,952	90,231	31,136	347,567	385,531	(37,964)
Policy acquisition costs and other insurance expenses	309,890	361,831	301,805	300,503	295,411	14,479	973,526	901,869	71,657
Other operating expenses	133,737	127,462	110,936	122,136	111,672	22,065	372,135	344,581	27,554
Interest expense	36,065	35,211	35,084	35,072	30,831	5,234	106,360	89,235	17,125
Collateral finance facility expense	2,571	2,591	2,569	2,563	2,698	(127)	7,731	7,886	(155)
Total benefits and expenses	2,458,667	2,478,026	2,411,225	2,500,175	2,245,742	212,925	7,347,918	7,163,485	184,433

Operating income before income taxes	234,702	237,252	165,673	244,408	225,682	9,020	637,627	300,215	337,412

Operating income tax expense	74,879	82,121	50,866	89,899	72,795	2,084	207,866	96,278	111,588

Operating income	$159,823	$155,131	$114,807	$154,509	$152,887	$6,936	$429,761	$203,937	$225,824

Wgt. Average Common Shares Outstanding (Diluted)	69,335	69,718	71,264	71,332	71,391	(2,056)	70,101	72,840	(2,739)

Diluted Earnings Per Share—Operating Income	$2.31	$2.23	$1.61	$2.17	$2.14	$0.17	$6.13	$2.80	$3.33

Foreign currency effect (1):
Net premiums	$5,906	$(4,964)	$(50,225)	$(49,448)	$(51,810)	$57,716	$(49,283)	$(93,091)	$43,808
Operating income before income taxes	$(2,016)	$(809)	$(6,605)	$(8,679)	$(4,959)	$2,943	$(9,430)	$5,890	(15,320)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013
Assets
Fixed maturity securities, available-for-sale	$24,475,451	$24,480,396	$22,157,182	$21,474,136	$21,289,108
Mortgage loans on real estate	2,617,091	2,555,800	2,526,228	2,486,680	2,488,582
Policy loans	1,249,948	1,250,635	1,296,897	1,244,469	1,244,878
Funds withheld at interest	5,969,006	5,940,521	5,814,231	5,771,467	5,739,872
Short-term investments	44,437	45,596	118,789	139,395	44,192
Other invested assets	1,165,021	1,128,375	1,234,779	1,324,960	1,116,391
Total investments	35,520,954	35,401,323	33,148,106	32,441,107	31,923,023
Cash and cash equivalents	1,118,745	1,378,117	1,127,132	923,647	1,423,235
Accrued investment income	305,880	279,368	233,816	267,908	262,330
Premiums receivable and other reinsurance balances	1,491,993	1,559,526	1,454,959	1,439,528	1,252,610
Reinsurance ceded receivables	596,704	614,203	594,794	594,515	592,948
Deferred policy acquisition costs	3,297,616	3,368,343	3,450,523	3,517,796	3,533,932
Other assets	578,471	570,171	532,251	489,972	538,477
Total assets	$42,910,363	$43,171,051	$40,541,581	$39,674,473	$39,526,555

Liabilities and Stockholders’ Equity
Future policy benefits	$13,541,687	$13,785,532	$11,887,951	$11,866,776	$11,873,306
Interest-sensitive contract liabilities	12,638,117	12,686,025	12,809,003	12,947,557	12,868,425
Other policy claims and benefits	3,861,060	3,996,737	3,899,004	3,571,761	3,440,371
Other reinsurance balances	276,314	258,023	283,249	275,138	264,023
Deferred income taxes	2,149,076	2,232,821	2,023,588	1,837,577	1,975,819
Other liabilities	967,303	716,157	638,967	541,035	510,079
Short-term debt	—	110,000	50,000	—	—
Long-term debt	2,314,693	2,214,705	2,214,526	2,214,350	2,214,170
Collateral finance facility	482,115	482,092	484,747	484,752	484,712
Total liabilities	36,230,365	36,482,092	34,291,035	33,738,946	33,630,905

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,784,818	1,783,856	1,782,838	1,777,906	1,778,307
Retained earnings	4,074,047	3,941,777	3,772,776	3,659,938	3,544,632
Treasury stock	(679,265)	(666,125)	(585,358)	(508,715)	(528,081)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	131,936	207,043	164,400	207,083	191,677
Unrealized appreciation of securities, net of income taxes	1,387,957	1,442,324	1,136,079	820,245	942,337
Pension and postretirement benefits, net of income taxes	(20,286)	(20,707)	(20,980)	(21,721)	(34,013)
Total stockholders’ equity	6,679,998	6,688,959	6,250,546	5,935,527	5,895,650
Total liabilities and stockholders’ equity	$42,910,363	$43,171,051	$40,541,581	$39,674,473	$39,526,555

Total stockholders’ equity, excluding AOCI	$5,180,391	$5,060,299	$4,971,047	$4,929,920	$4,795,649

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$1,171,916	$1,189,822	$1,141,905	$1,246,137	$1,124,183	$47,733	$3,503,643	$3,317,353	$186,290
Investment income, net of related expenses	139,272	137,404	133,376	139,281	138,464	808	410,052	404,543	5,509
Other revenue	783	767	642	840	880	(97)	2,192	2,866	(674)
Total revenues	1,311,971	1,327,993	1,275,923	1,386,258	1,263,527	48,444	3,915,887	3,724,762	191,125

Benefits and expenses:
Claims and other policy benefits	1,030,525	1,045,030	1,033,707	1,071,733	972,786	57,739	3,109,262	2,891,435	217,827
Interest credited	12,993	12,818	12,272	9,886	13,659	(666)	38,083	43,399	(5,316)
Policy acquisition costs and other insurance expenses	161,120	156,270	156,000	156,447	162,710	(1,590)	473,390	469,524	3,866
Other operating expenses	28,408	24,921	25,741	24,550	24,085	4,323	79,070	71,381	7,689
Total benefits and expenses	1,233,046	1,239,039	1,227,720	1,262,616	1,173,240	59,806	3,699,805	3,475,739	224,066

Operating income before income taxes	78,925	88,954	48,203	123,642	90,287	(11,362)	216,082	249,023	(32,941)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	78,925	88,954	48,203	123,642	90,287	(11,362)	216,082	249,023	(32,941)
Investment and derivative (losses) gains - non-operating	(1,092)	5,034	2,769	(850)	(5,249)	4,157	6,711	5,771	940
Income before income taxes	$77,833	$93,988	$50,972	$122,792	$85,038	$(7,205)	$222,793	$254,794	$(32,001)

Loss and Expense Ratios:
Claims and other policy benefits	87.9%	87.8%	90.5%	86.0%	86.5%	1.4%	88.7%	87.2%	1.5%
Policy acquisition costs and other insurance expenses	13.7%	13.1%	13.7%	12.6%	14.5%	(0.8)%	13.5%	14.2%	(0.7)%
Other operating expenses	2.4%	2.1%	2.3%	2.0%	2.1%	0.3%	2.3%	2.2%	0.1%

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$5,168	$4,984	$5,180	$3,754	$3,800	$1,368	$15,332	$18,767	$(3,435)
Investment income, net of related expenses	170,608	143,927	158,619	209,847	128,563	42,045	473,154	497,578	(24,424)
Investment related gains (losses), net	(2)	1	—	—	—	(2)	(1)	—	(1)
Other revenue	28,944	29,376	28,276	26,761	28,519	425	86,596	87,337	(741)
Total revenues	204,718	178,288	192,075	240,362	160,882	43,836	575,081	603,682	(28,601)

Benefits and expenses:
Claims and other policy benefits	5,586	4,713	4,260	4,674	8,899	(3,313)	14,559	23,570	(9,011)
Interest credited	104,985	90,037	101,644	153,501	76,097	28,888	296,666	340,617	(43,951)
Policy acquisition costs and other insurance expenses	31,960	35,698	41,072	36,819	33,642	(1,682)	108,730	104,434	4,296
Other operating expenses	4,211	3,813	4,094	3,102	4,198	13	12,118	11,189	929
Total benefits and expenses	146,742	134,261	151,070	198,096	122,836	23,906	432,073	479,810	(47,737)

Operating income before income taxes	57,976	44,027	41,005	42,266	38,046	19,930	143,008	123,872	19,136

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	57,976	44,027	41,005	42,266	38,046	19,930	143,008	123,872	19,136
Investment and derivative gains (losses) - non-operating (1)	18,001	12,412	21,300	(40,727)	(33,190)	51,191	51,713	(125,193)	176,906
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	56,490	79,768	78,696	462	(68,703)	125,193	214,954	67,824	147,130
GMXB embedded derivatives (1)	(47,479)	(5,183)	(23,661)	35,098	19,829	(67,308)	(76,323)	106,952	(183,275)
Funds withheld gains (losses) - investment income	4,914	5,232	(217)	1,797	(3,755)	8,669	9,929	7,436	2,493
EIA embedded derivatives - interest credited	415	(6,916)	6,560	(2,795)	30,292	(29,877)	59	81,764	(81,705)
DAC offset, net	(26,521)	(47,543)	(53,068)	(4,334)	27,330	(53,851)	(127,132)	(94,074)	(33,058)
Income before income taxes	$63,796	$81,797	$70,615	$31,767	$9,849	$53,947	$216,208	$168,581	$47,627

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD millions)	2014	2014	2014	2013	2013
Annuity account values:

Fixed annuities (deferred)	$4,919	$5,030	$5,156	$5,079	$5,180

Net interest spread (fixed annuities):	3.2%	2.3%	2.5%	2.3%	2.5%

Equity-indexed annuities	$4,716	$4,725	$4,741	$4,768	$4,724

Variable annuities:
No riders	$899	$941	$943	$961	$950
GMDB only	79	84	85	86	83
GMIB only	6	6	6	6	6
GMAB only	46	50	51	52	52
GMWB only	1,676	1,741	1,733	1,752	1,704
GMDB / WB	427	462	459	467	459
Other	28	30	30	31	31
Total VA account values	$3,161	$3,314	$3,307	$3,355	$3,285

Fair value of liabilities associated with living benefit riders	$106	$59	$54	$30	$65

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$336	$301	$301	$297	$236

Bank-owned life insurance (BOLI)	$544	$541	$538	$534	$531

Other asset-intensive business	$69	$71	$71	$72	$73

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Investment income, net of related expenses	$1,003	$1,086	$1,247	$2,048	$1,160	$(157)	$3,336	$2,576	$760
Other revenue	23,581	21,777	19,098	16,191	15,599	7,982	64,456	44,702	19,754
Total revenues	24,584	22,863	20,345	18,239	16,759	7,825	67,792	47,278	20,514

Benefits and expenses:
Policy acquisition costs and other insurance expenses	8,458	6,944	5,742	2,501	3,228	5,230	21,144	10,270	10,874
Other operating expenses	2,322	2,310	2,177	1,462	2,008	314	6,809	5,591	1,218
Total benefits and expenses	10,780	9,254	7,919	3,963	5,236	5,544	27,953	15,861	12,092

Operating income before income taxes	13,804	13,609	12,426	14,276	11,523	2,281	39,839	31,417	8,422

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,804	13,609	12,426	14,276	11,523	2,281	39,839	31,417	8,422
Investment and derivative gains (losses) - non-operating	(100)	68	83	(5)	(321)	221	51	(387)	438
Income before income taxes	$13,704	$13,677	$12,509	$14,271	$11,202	$2,502	$39,890	$31,030	$8,860

Reinsurance Group of America, Incorporated Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$245,136	$253,577	$230,844	$243,340	$236,067	$9,069	$729,557	$718,971	$10,586
Investment income, net of related expenses	49,660	49,358	46,997	51,750	49,871	(211)	146,015	149,495	(3,480)
Investment related gains (losses), net	907	621	1,006	1,149	866	41	2,534	2,841	(307)
Other revenue	2,329	1,263	961	531	(196)	2,525	4,553	314	4,239
Total revenues	298,032	304,819	279,808	296,770	286,608	11,424	882,659	871,621	11,038

Benefits and expenses:
Claims and other policy benefits	201,433	203,293	194,756	187,226	185,011	16,422	599,482	571,293	28,189
Interest credited	10	9	—	9	19	(9)	19	37	(18)
Policy acquisition costs and other insurance expenses	60,409	60,837	53,104	53,119	55,553	4,856	174,350	168,519	5,831
Other operating expenses	10,444	9,954	9,825	9,263	10,052	392	30,223	31,233	(1,010)
Total benefits and expenses	272,296	274,093	257,685	249,617	250,635	21,661	804,074	771,082	32,992

Operating income before income taxes	25,736	30,726	22,123	47,153	35,973	(10,237)	78,585	100,539	(21,954)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	25,736	30,726	22,123	47,153	35,973	(10,237)	78,585	100,539	(21,954)
Investment and derivative gains (losses) - non-operating	(1,279)	3,572	(2,665)	2,586	5,606	(6,885)	(372)	10,434	(10,806)
Funds withheld gains (losses) - investment income	587	722	606	743	290	297	1,915	2,863	(948)
Income before income taxes	$25,044	$35,020	$20,064	$50,482	$41,869	$(16,825)	$80,128	$113,836	$(33,708)

Loss and Expense Ratios:
Loss ratios (creditor business)	28.0%	27.5%	31.5%	18.3%	30.5%	(2.5)%	28.8%	32.1%	(3.3)%
Loss ratios (excluding creditor business)	98.7%	96.5%	98.0%	89.4%	92.3%	6.4%	97.7%	93.3%	4.4%
Claims and other policy benefits / (net premiums + investment income)	68.3%	67.1%	70.1%	63.4%	64.7%	3.6%	68.5%	65.8%	2.7%
Policy acquisition costs and other insurance expenses (creditor business)	65.2%	66.6%	58.1%	70.7%	61.3%	3.9%	63.7%	60.6%	3.1%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.3%	10.8%	13.9%	11.5%	12.5%	(0.2)%	12.3%	12.6%	(0.3)%
Other operating expenses	4.3%	3.9%	4.3%	3.8%	4.3%	0.0%	4.1%	4.3%	(0.2)%

Foreign currency effect (1):
Net premiums	$(11,946)	$(16,444)	$(21,718)	$(14,338)	$(10,348)	$(1,598)	$(50,108)	$(15,054)	$(35,054)
Operating income before income taxes	$(1,605)	$(1,943)	$(2,333)	$(3,315)	$(1,819)	$214	$(5,881)	$(2,774)	$(3,107)

Creditor reinsurance net premiums	$57,412	$60,013	$47,344	$42,558	$53,021	$4,391	$164,769	$162,753	$2,016

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$346,457	$340,884	$340,743	$332,495	$303,259	$43,198	$1,028,084	$888,248	$139,836
Investment income, net of related expenses	29,191	20,671	13,369	14,122	12,860	16,331	63,231	37,912	25,319
Investment related gains, net	2,550	5,183	2,593	5,495	—	2,550	10,326	—	10,326
Other revenue	13,518	7,939	7,923	5,347	12,409	1,109	29,380	17,912	11,468
Total revenues	391,716	374,677	364,628	357,459	328,528	63,188	1,131,021	944,072	186,949

Benefits and expenses:
Claims and other policy benefits	297,992	282,546	307,341	293,181	250,965	47,027	887,879	773,666	114,213
Interest credited	2,959	5,750	2,786	6,114	—	2,959	11,495	—	11,495
Policy acquisition costs and other insurance expenses	16,467	11,492	13,265	17,883	13,348	3,119	41,224	34,351	6,873
Other operating expenses	30,318	30,208	27,260	28,250	25,874	4,444	87,786	77,014	10,772
Total benefits and expenses	347,736	329,996	350,652	345,428	290,187	57,549	1,028,384	885,031	143,353

Operating income before income taxes	43,980	44,681	13,976	12,031	38,341	5,639	102,637	59,041	43,596

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	43,980	44,681	13,976	12,031	38,341	5,639	102,637	59,041	43,596
Investment and derivative gains (losses) - non-operating	1,196	16,641	1,229	(54)	1,323	(127)	19,066	3,535	15,531
Income before income taxes	$45,176	$61,322	$15,205	$11,977	$39,664	$5,512	$121,703	$62,576	$59,127

Loss and Expense Ratios:
Claims and other policy benefits	86.0%	82.9%	90.2%	88.2%	82.8%	3.2%	86.4%	87.1%	(0.7)%
Policy acquisition costs and other insurance expenses	4.8%	3.4%	3.9%	5.4%	4.4%	0.4%	4.0%	3.9%	0.1%
Other operating expenses	8.8%	8.9%	8.0%	8.5%	8.5%	0.3%	8.5%	8.7%	(0.2)%

Foreign currency effect (2):
Net premiums	$14,441	$21,204	$8,690	$148	$(6,548)	$20,989	$44,335	$(24,843)	$69,178
Operating income before income taxes	$2,086	$3,710	$394	$(164)	$(301)	$2,387	$6,190	$(1,395)	$7,585

Critical illness net premiums	$63,303	$66,257	$65,678	$65,082	$62,404	$899	$195,238	$189,349	$5,889

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$399,422	$393,687	$381,750	$387,803	$357,867	$41,555	$1,174,859	$1,097,402	$77,457
Investment income, net of related expenses	26,445	26,325	24,642	26,860	22,889	3,556	77,412	67,470	9,942
Investment related gains, net	646	684	861	1,287	576	70	2,191	1,528	663
Other revenue	8,950	56,874	6,123	10,472	7,804	1,146	71,947	26,093	45,854
Total revenues	435,463	477,570	413,376	426,422	389,136	46,327	1,326,409	1,192,493	133,916
Benefits and expenses:
Claims and other policy benefits	319,507	306,320	303,596	313,132	297,208	22,299	929,423	1,174,417	(244,994)
Interest Credited	221	234	246	263	270	(49)	701	855	(154)
Policy acquisition costs and other insurance expenses	51,852	107,909	54,289	53,267	47,284	4,568	214,050	169,541	44,509
Other operating expenses	36,439	33,780	30,587	32,819	30,116	6,323	100,806	92,997	7,809
Total benefits and expenses	408,019	448,243	388,718	399,481	374,878	33,141	1,244,980	1,437,810	(192,830)

Operating income (loss) before income taxes	27,444	29,327	24,658	26,941	14,258	13,186	81,429	(245,317)	326,746

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	27,444	29,327	24,658	26,941	14,258	13,186	81,429	(245,317)	326,746
Investment and derivative gains (losses) - non-operating	(7,031)	5,601	1,653	(3,282)	4,521	(11,552)	223	(5,007)	5,230
Income (loss) before income taxes	$20,413	$34,928	$26,311	$23,659	$18,779	$1,634	$81,652	$(250,324)	$331,976

Loss and Expense Ratios:
Claims and other policy benefits	80.0%	77.8%	79.5%	80.7%	83.0%	(3.0)%	79.1%	107.0%	(27.9)%
Policy acquisition costs and other insurance expenses	13.0%	27.4%	14.2%	13.7%	13.2%	(0.2)%	18.2%	15.4%	2.8%
Other operating expenses	9.1%	8.6%	8.0%	8.5%	8.4%	0.7%	8.6%	8.5%	0.1%

Foreign currency effect (2):
Net premiums	$3,411	$(9,724)	$(37,197)	$(35,258)	$(34,914)	$38,325	$(43,510)	$(53,194)	$9,684
Operating income before income taxes	$(1,094)	$(1,313)	$(2,960)	$(5,298)	$(2,348)	$1,254	$(5,367)	$10,505	$(15,872)

Critical illness net premiums	$67,105	$71,928	$60,398	$66,980	$74,220	$(7,115)	$199,431	$180,581	$18,850

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
Revenues:
Net premiums	$186	$206	$215	$(531)	$1,004	$(818)	$607	$288	$319
Investment income, net of related expenses	25,426	25,882	25,736	14,686	19,024	6,402	77,044	68,858	8,186
Investment related gains, net	471	250	225	239	237	234	946	726	220
Other revenue	802	2,730	4,567	4,679	5,719	(4,917)	8,099	9,920	(1,821)
Total revenues	26,885	29,068	30,743	19,073	25,984	901	86,696	79,792	6,904

Benefits and expenses:
Claims and other policy benefits	(6)	(17)	17	3	30	(36)	(6)	2	(8)
Interest credited	199	198	206	179	186	13	603	623	(20)
Policy acquisition costs and other insurance expenses	(20,376)	(17,319)	(21,667)	(19,533)	(20,354)	(22)	(59,362)	(54,770)	(4,592)
Other operating expenses	21,595	22,476	11,252	22,690	15,339	6,256	55,323	55,176	147
Interest expense	36,065	35,211	35,084	35,072	30,831	5,234	106,360	89,235	17,125
Collateral finance facility expense	2,571	2,591	2,569	2,563	2,698	(127)	7,731	7,886	(155)
Total benefits and expenses	40,048	43,140	27,461	40,974	28,730	11,318	110,649	98,152	12,497

Operating income (loss) before income taxes	(13,163)	(14,072)	3,282	(21,901)	(2,746)	(10,417)	(23,953)	(18,360)	(5,593)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(13,163)	(14,072)	3,282	(21,901)	(2,746)	(10,417)	(23,953)	(18,360)	(5,593)
Investment and derivative gains (losses) - non-operating	(960)	(6,125)	482	(3,557)	(1,960)	1,000	(6,603)	(2,875)	(3,728)
Non-investment derivatives	(28)	—	—	—	—	(28)	(28)	—	(28)
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	46,506	(46,506)
Income (loss) before income taxes	$(14,151)	$(20,197)	$3,764	$(25,458)	$(4,706)	$(9,445)	$(30,584)	$25,271	$(55,855)

Foreign currency effect (1):
Operating income before income taxes	$(1,403)	$(1,263)	$(1,706)	$98	$(491)	$(912)	$(4,372)	$(446)	$(3,926)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands)	2014	2014	2014	2013	2013		2014	2013	Change
U.S. and Latin America:
Traditional	$78,925	$88,954	$48,203	$123,642	$90,287	$(11,362)	$216,082	$249,023	$(32,941)
Non-Traditional:
Asset Intensive	57,976	44,027	41,005	42,266	38,046	19,930	143,008	123,872	19,136
Financial Reinsurance	13,804	13,609	12,426	14,276	11,523	2,281	39,839	31,417	8,422
Total U.S. and Latin America Segment	150,705	146,590	101,634	180,184	139,856	10,849	398,929	404,312	(5,383)
Canadian Segment	25,736	30,726	22,123	47,153	35,973	(10,237)	78,585	100,539	(21,954)
Europe, Middle East and Africa	43,980	44,681	13,976	12,031	38,341	5,639	102,637	59,041	43,596
Asia Pacific Segment	27,444	29,327	24,658	26,941	14,258	13,186	81,429	(245,317)	326,746
Corporate and Other	(13,163)	(14,072)	3,282	(21,901)	(2,746)	(10,417)	(23,953)	(18,360)	(5,593)
Consolidated	$234,702	$237,252	$165,673	$244,408	$225,682	$9,020	$637,627	$300,215	$337,412

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been restated to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2014	2014	2014	2013	2013
Fixed maturity securities, available-for-sale	$24,475,451	$24,480,396	$22,157,182	$21,474,136	$21,289,108
Mortgage loans on real estate	2,617,091	2,555,800	2,526,228	2,486,680	2,488,582
Policy loans	1,249,948	1,250,635	1,296,897	1,244,469	1,244,878
Funds withheld at interest	5,969,006	5,940,521	5,814,231	5,771,467	5,739,872
Short-term investments	44,437	45,596	118,789	139,395	44,192
Other invested assets	1,165,021	1,128,375	1,234,779	1,324,960	1,116,391
Cash and cash equivalents	1,118,745	1,378,117	1,127,132	923,647	1,423,235
Total cash and invested assets	$36,639,699	$36,779,440	$34,275,238	$33,364,754	$33,346,258

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013		2014	2013	Change
Average invested assets at amortized cost (1)	$20,424,141	$20,121,261	$19,726,037	$18,954,561	$18,263,880	$2,160,261	$19,854,771	$17,910,062	$1,944,709
Net investment income (1)	$240,877	$236,604	$229,644	$217,928	$213,318	$27,559	$707,125	$638,687	$68,438
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.80%	4.79%	4.74%	4.68%	4.75%	0.05%	4.78%	4.78%	0.00%

(1) Excludes spread-related business (e.g. coinsurance of annuities)

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

September 30, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$13,413,102	$849,695	$72,341	$14,190,456	58.0%	$—
Canadian and Canadian provincial governments	2,726,064	989,925	1,651	3,714,338	15.2%	—
Residential mortgage-backed securities	964,436	46,453	10,172	1,000,717	4.1%	(300)
Asset-backed securities	993,028	22,054	9,034	1,006,048	4.1%	354
Commercial mortgage-backed securities	1,404,648	85,609	8,435	1,481,822	6.0%	(1,609)
U.S. government and agencies	462,675	19,063	1,752	479,986	1.9%	—
State and political subdivisions	369,631	45,211	4,778	410,064	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,119,357	82,424	9,761	2,192,020	9.0%	—
Total fixed maturity securities	$22,452,941	$2,140,434	$117,924	$24,475,451	100.0%	$(1,555)

Non-redeemable preferred stock	82,236	7,051	1,698	87,589	54.1%
Other equity securities	74,725	866	1,230	74,361	45.9%
Total equity securities	$156,961	$7,917	$2,928	$161,950	100.0%

December 31, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,697,394	$616,147	$202,786	$12,110,755	56.4%	$—
Canadian and Canadian provincial governments	2,728,111	669,762	16,848	3,381,025	15.7%	—
Residential mortgage-backed securities	970,434	38,126	18,917	989,643	4.6%	(300)
Asset-backed securities	891,751	18,893	15,812	894,832	4.2%	(2,259)
Commercial mortgage-backed securities	1,314,782	91,651	17,487	1,388,946	6.5%	(1,609)
U.S. government and agencies	489,631	16,468	4,748	501,351	2.3%	—
State and political subdivisions	313,252	21,907	14,339	320,820	1.5%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	1,865,379	45,347	23,962	1,886,764	8.8%	—
Total fixed maturity securities	$20,270,734	$1,518,301	$314,899	$21,474,136	100.0%	$(4,168)

Non-redeemable preferred stock	81,993	5,342	5,481	81,854	20.2%
Other equity securities	327,479	618	4,220	323,877	79.8%
Total equity securities	$409,472	$5,960	$9,701	$405,731	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Securities by Sector (Fixed Maturities and Equities) (Excludes Funds Withheld Portfolios)

	September 30, 2014				December 31, 2013
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,952,859	$3,071,735	21.4%	A-	$2,328,148	$2,408,741	19.2%	A-
Brokerage/Asset Managers/Exchanges	219,714	238,756	1.7%	A	206,986	218,477	1.7%	A-
Finance Comp.	183,697	194,747	1.4%	A+	151,129	158,859	1.3%	A
Insurance	693,994	753,985	5.3%	A-	665,252	693,516	5.5%	A-
REITs	543,374	571,826	4.0%	BBB+	476,830	491,058	3.9%	BBB+
Other Finance	141,265	145,006	1.0%	A-	406,613	407,106	3.3%	BBB-
Total Financial Institutions	$4,734,903	$4,976,055	34.8%		$4,234,958	$4,377,757	34.9%
Industrials
Basic	846,577	879,723	6.1%	BBB	847,764	858,886	6.9%	BBB
Capital Goods	594,237	628,806	4.4%	BBB	574,108	596,150	4.8%	BBB
Communications	1,446,646	1,549,903	10.8%	BBB+	1,234,343	1,278,710	10.2%	BBB+
Consumer Cyclical	661,416	695,899	4.8%	BBB+	631,196	649,019	5.2%	BBB
Consumer Noncyclical	1,260,102	1,337,574	9.3%	BBB+	1,062,238	1,107,972	8.9%	BBB+
Energy	1,486,982	1,576,520	11.0%	BBB	1,326,476	1,380,762	11.0%	BBB
Technology	475,979	494,699	3.4%	BBB+	455,081	456,505	3.6%	BBB+
Transportation	443,648	473,323	3.3%	A-	365,233	380,249	3.0%	A-
Other Industrial	100,429	109,534	0.7%	BBB+	114,520	119,353	1.0%	A-
Total Industrials	$7,316,016	$7,745,981	53.8%		$6,610,959	$6,827,606	54.6%
Utilities
Electric	1,170,143	1,261,720	8.8%	BBB+	1,077,167	1,121,373	9.0%	BBB+
Natural Gas	213,674	222,679	1.6%	A-	109,789	111,515	0.9%	A-
Other Utility	135,327	145,971	1.0%	A-	62,768	67,471	0.5%	BBB+
Total Utilities	$1,519,144	$1,630,370	11.4%		$1,249,724	$1,300,359	10.4%
Other Sectors	—	—	0.0%		11,225	10,764	0.1%	AA
Total	$13,570,063	$14,352,406	100.0%	BBB+	$12,106,866	$12,516,486	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		September 30, 2014			June 30, 2014			March 31, 2014			December 31, 2013			September 30, 2013
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$14,590,478	$16,236,196	66.3%	$14,646,888	$16,304,796	66.6%	$13,519,276	$14,859,087	67.0%	$12,868,061	$13,867,584	64.6%	$12,460,380	$13,643,495	64.1%
2	BBB	6,530,399	6,895,202	28.2%	6,527,092	6,942,290	28.3%	5,882,308	6,177,731	27.9%	6,072,604	6,255,451	29.1%	6,117,081	6,298,628	29.6%
3	BB	729,311	751,110	3.1%	669,569	706,926	2.9%	637,814	666,571	3.0%	725,733	740,465	3.4%	652,300	655,000	3.1%
4	B	425,094	421,100	1.7%	362,960	364,395	1.5%	379,529	379,688	1.7%	387,687	400,775	1.9%	499,580	512,325	2.4%
5	CCC	152,363	150,845	0.6%	143,292	142,805	0.6%	60,003	60,427	0.3%	106,619	106,873	0.5%	87,364	86,644	0.4%
6	In or near default	25,296	20,998	0.1%	23,545	19,184	0.1%	18,594	13,678	0.1%	110,030	102,988	0.5%	100,645	93,016	0.4%
	Total	$22,452,941	$24,475,451	100.0%	$22,373,346	$24,480,396	100.0%	$20,497,524	$22,157,182	100.0%	$20,270,734	$21,474,136	100.0%	$19,917,350	$21,289,108	100.0%

(1) Effective January 1, 2014, structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R began utilizing the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$597,413	$625,070	$564,397	$594,042	$569,064	$591,515	$567,113	$580,855	$517,517	$541,870
Non-agency	367,023	375,647	382,034	392,097	400,880	410,356	403,321	408,788	405,064	409,968
Total residential mortgage-backed securities	964,436	1,000,717	946,431	986,139	969,944	1,001,871	970,434	989,643	922,581	951,838
Commercial mortgage-backed securities	1,404,648	1,481,822	1,380,622	1,474,620	1,367,205	1,450,503	1,314,782	1,388,946	1,371,473	1,453,114
Asset-backed securities	993,028	1,006,048	993,116	1,008,375	933,130	944,579	891,751	894,832	883,495	885,278
Total	$3,362,112	$3,488,587	$3,320,169	$3,469,134	$3,270,279	$3,396,953	$3,176,967	$3,273,421	$3,177,549	$3,290,230

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$107,731	89.1%	$96,330	85.8%	$157,050	87.6%	$287,032	88.4%	$279,211	87.6%
20% or more for less than six months	683	0.6%	2,479	2.2%	163	0.1%	6,444	2.0%	6,325	2.0%
20% or more for six months or greater	9,510	7.9%	10,936	9.7%	17,771	9.9%	21,423	6.6%	25,940	8.1%
Total	$117,924	97.6%	$109,745	97.7%	$174,984	97.6%	$314,899	97.0%	$311,476	97.7%

Equity Securities

	September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,926	2.4%	$2,555	2.3%	$4,321	2.4%	$9,699	3.0%	$7,383	2.3%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$2,928	2.4%	$2,557	2.3%	$4,323	2.4%	$9,701	3.0%	$7,385	2.3%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of September 30, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,381,925	$20,285	$787,728	$41,002	$2,169,653	$61,287
Canadian and Canadian provincial governments	53,864	427	27,870	1,224	81,734	1,651
Residential mortgage-backed securities	91,041	1,139	148,006	8,672	239,047	9,811
Asset-backed securities	234,958	2,074	121,589	4,656	356,547	6,730
Commercial mortgage-backed securities	103,327	922	40,865	2,950	144,192	3,872
U.S. government and agencies	40,941	70	71,551	1,682	112,492	1,752
State and political subdivisions	40,692	124	45,205	4,654	85,897	4,778
Other foreign government, supranational, and foreign
government-sponsored enterprises	147,718	3,160	156,858	5,746	304,576	8,906
Investment grade securities	2,094,466	28,201	1,399,672	70,586	3,494,138	98,787

Non-investment grade securities:
Corporate securities	428,285	8,710	31,577	2,344	459,862	11,054
Residential mortgage-backed securities	19,548	206	3,477	155	23,025	361
Asset-backed securities	9,642	161	9,514	2,143	19,156	2,304
Commercial mortgage-backed securities	—	—	6,446	4,563	6,446	4,563
Other foreign government, supranational, and foreign government-sponsored enterprises	15,973	855	—	—	15,973	855
Non-investment grade securities	473,448	9,932	51,014	9,205	524,462	19,137
Total fixed maturity securities	$2,567,914	$38,133	$1,450,686	$79,791	$4,018,600	$117,924

Non-redeemable preferred stock	3,765	287	17,149	1,411	20,914	1,698
Other equity securities	24,552	90	28,561	1,140	53,113	1,230
Total Equity securities	$28,317	$377	$45,710	$2,551	$74,027	$2,928

	As of December 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,141,179	$148,895	$301,303	$40,548	$3,442,482	$189,443
Canadian and Canadian provincial governments	188,491	14,419	12,029	2,429	200,520	16,848
Residential mortgage-backed securities	283,967	15,900	23,068	1,688	307,035	17,588
Asset-backed securities	255,656	4,916	56,668	4,983	312,324	9,899
Commercial mortgage-backed securities	219,110	3,725	20,068	5,745	239,178	9,470
U.S. government and agencies	133,697	4,469	4,406	279	138,103	4,748
State and political subdivisions	120,193	9,723	15,202	4,616	135,395	14,339
Other foreign government, supranational, and foreign government-sponsored enterprises	665,313	21,075	36,212	2,847	701,525	23,922
Investment grade securities	5,007,606	223,122	468,956	63,135	5,476,562	286,257

Non-investment grade securities:
Corporate securities	283,603	9,451	38,256	3,892	321,859	13,343
Residential mortgage-backed securities	62,146	1,075	3,945	254	66,091	1,329
Asset-backed securities	28,670	415	32,392	5,498	61,062	5,913
Commercial mortgage-backed securities	15,762	81	10,980	7,936	26,742	8,017
Other foreign government, supranational, and foreign government-sponsored enterprises	9,403	40	—	—	9,403	40
Non-investment grade securities	399,584	11,062	85,573	17,580	485,157	28,642
Total fixed maturity securities	$5,407,190	$234,184	$554,529	$80,715	$5,961,719	$314,899

Non-redeemable preferred stock	51,386	5,479	1	2	51,387	5,481
Other equity securities	218,834	1,748	32,550	2,472	251,384	4,220
Total Equity securities	$270,220	$7,227	$32,551	$2,474	$302,771	$9,701

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013		2014	2013	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(246)	$(870)	$(303)	$(2,258)	$(391)	$145	$(1,419)	$(10,396)	$8,977
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	—	—	59	(59)	—	(247)	247
Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(246)	(870)	(303)	(2,258)	(332)	86	(1,419)	(10,643)	9,224
Gain on investment activity	8,819	34,887	8,067	12,659	21,560	(12,741)	51,773	70,085	(18,312)
Loss on investment activity	(6,355)	(6,877)	(6,583)	(12,169)	(30,434)	24,079	(19,815)	(48,406)	28,591
Net gain/(loss) on fixed maturity and equity securities	2,218	27,140	1,181	(1,768)	(9,206)	11,424	30,539	11,036	19,503

Other impairment losses and change in mortgage loan provision	(2,041)	(5,309)	1,664	(5,665)	233	(2,274)	(5,686)	(1,268)	(4,418)
Other non-derivative gain/(loss), net	2,298	9,197	8,368	10,536	4,594	(2,296)	19,863	16,145	3,718

Free-standing Derivatives:
Credit Default Swaps	(1,389)	4,783	(2,114)	7,051	10,805	(12,194)	1,280	17,137	(15,857)
Interest Rate Swaps - non-hedged	9,114	22,244	29,659	(15,498)	(8,221)	17,335	61,017	(68,900)	129,917
Interest Rate Swaps - hedged	8	7	(6)	(5)	(3)	11	9	11	(2)
Futures	6,446	(7,684)	(1,584)	(3,851)	(1,139)	7,585	(2,822)	(7,306)	4,484
CPI Swaps	(274)	115	352	85	(39)	(235)	193	(2,027)	2,220
Equity options	1,017	(8,800)	(8,965)	(19,447)	(24,112)	25,129	(16,748)	(59,784)	43,036
Currency Forwards	(5,277)	1,178	1,154	(5,213)	629	(5,906)	(2,945)	(7,988)	5,043
Interest Rate Options	865	2,004	1,282	(3,145)	(2,375)	3,240	4,151	(8,373)	12,524
Total free-standing derivatives	10,510	13,847	19,778	(40,023)	(24,455)	34,965	44,135	(137,230)	181,365

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	56,812	78,835	77,241	(337)	(67,460)	124,272	212,888	70,514	142,374
GMXB	(47,479)	(5,183)	(23,661)	35,098	19,829	(67,308)	(76,323)	106,952	(183,275)
Total embedded derivatives	9,333	73,652	53,580	34,761	(47,631)	56,964	136,565	177,466	(40,901)

Net gain/(loss) on total derivatives	19,843	87,499	73,358	(5,262)	(72,086)	91,929	180,700	40,236	140,464

Total investment related gains / (losses), net	$22,318	$118,527	$84,571	$(2,159)	$(76,465)	$98,783	$225,416	$66,149	$159,267

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